UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 21, 2009

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 24, 2009, DPL Inc. (“DPL”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the entry into a Credit Agreement, dated as of April 21, 2009, by and among DPL’s principal subsidiary, The Dayton Power and Light Company, PNC Bank, National Association and five other lenders (the “Credit Agreement”), a copy of which Credit Agreement was filed as Exhibit 10.1 to the Initial 8-K.

This Amendment is being filed for the sole purpose of updating Exhibit 10.1 to the Initial 8-K to include the schedules and exhibits to the Credit Agreement, and should be read in conjunction with the Initial 8-K.  Except for such updating, this Amendment does not modify or update in any way the Initial 8-K.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Credit Agreement by and among The Dayton Power and Light Company and the lenders party thereto and PNC Bank, National Association, as Administrative Agent, dated as of April 21, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: October 8, 2009
/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Senior Vice President, General
Counsel and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

10.1	Credit Agreement by and among The Dayton Power and Light Company and the lenders party thereto and PNC Bank, National Association, as Administrative Agent, dated as of April 21, 2009.	E